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                                    EX-10.37

                                      EAB

                            EUROPEAN AMERICAN BANK
                            LETTER OF CREDIT GROUP
                          1 EAB PLAZA -- PLAZA LEVEL
                           UNIONDALE, NY 11555-2541
ISSUE/AMEND INQUIRY: 516-296-6872 PAYMENT INQUIRY: 516-296-6871
         TELEX NUMBER: 420771   SWIFT ADDRESS: EABCUS33

JUNE 27, 1996

BENEFICIARY                               APPLICANT
MOUNTAINWOOD SPRING WATER CO.INC.,        TRUST U/W W. PALMER DIXON
C/O THOMAS E. DURKIN III, ESQ.            C/O PETER DIXON
DURKIN AND DURKIN, ESQS.                  79 EAST 79TH STREET
ONE GATEWAY CENTER, SUITE 1700            NEW YORK, NY 10021
NEWARK, N.J. 07102


EAB LETTER OF CREDIT NUMBER:  S029798

DATE OF EXPIRY: JULY 01, 1997           AT: OUR COUNTER
AMOUNT: USD 500,000.00 (FIVE HUNDRED THOUSAND 00/100) UNITED
STATES DOLLARS

GENTLEMEN:

WE HEREBY OPEN OUR IRREVOCABLE LETTER OF CREDIT NO. S029798, IN YOUR FAVOR UP TO AN AGGREGATE AMOUNT OF USD 500,000.00 (FIVE HUNDRED THOUSAND 00/100 UNITED STATES DOLLARS) PAYABLE TO YOU AGAINST YOUR PRESENTATION TO US OF YOUR SIGHT DRAFT(S) DRAWN ON US, ACCOMPANIED BY DOCUMENTS AS DETAILED HEREIN.

1. AT THE REQUEST AND FOR THE ACCOUNT OF TRUST U/W W. PALMER DIXON, C/O PETER DIXON, 79 E. 79TH STREET, NEW YORK, NY, 10021 IN THE "ACCOUNT PARTY") ON
BEHALF OF PURO WATER GROUP INC., IN FAVOR OF MOUNTAIN WOOD SPRING WATER CO., INC., ITS SUCCESSORS, ASSIGNS AND TRANSFEREES AS BENEFICIARY (THE BENEFICIARY), EUROPEAN AMERICAN BANK (THE "ISSUING BANK") HEREBY ESTABLISHES IN THE BENEFICIARY'S FAVOR THIS IRREVOCABLE STANDBY LETTER OF CREDIT IN AN AMOUNT NOT EXCEEDING FIVE HUNDRED THOUSAND (USD500,000.00) (THE "STATED AMOUNT")
EFFECTIVE IMMEDIATELY AND EXPIRING AT THE CLOSE OF BANKING BUSINESS AT THE PAYMENT OFFICE (AS DEFINED IN PARAGRAPH 2) ON JULY 01, 1997 (THE "EXPIRATION DATE").

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR AN ADDITIONAL ONE YEAR FROM THE EXPIRATION HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS 60 DAYS PRIOR TO ANY EXPIRATION DATE WE NOTIFY YOU THE BENEFICIARY BY TELECOMMUNICATION/CERTIFIED MAIL OR OVERNIGHT COURIER THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. IN ANY EVENT THIS LETTER OF CREDIT SHALL NOT BE EXTENDED BEYOND JULY 01, 2003.

SHOULD THE EXPIRATION DATE OF THIS LETTER OF CREDIT FALL ON A DAY ON WHICH THE BANK TO WHICH PRESENTATION HAS TO BE MADE

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IS CLOSED FOR REASONS OTHER THAN THOSE REFERRED TO IN ARTICLE 17 OF THE UCP
500 THE STIPULATED EXPIRY DATE SHALL BE EXTENDED TO THE FIRST FOLLOWING BUSINESS DAY ON WHICH SUCH BANK IS OPEN. THAT BEING THE CASE.

2. THE BENEFICIARY MAY MAKE DRAWINGS ON THE ISSUING BANK UNDER THIS IRREVOCABLE LETTER OF CREDIT BY PRESENTING TO THE ISSUING BANK AT ITS OFFICE AT EAB PLAZA, UNIONDALE, NEW YORK 11555, ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT (THE "PAYMENT OFFICE") A SIGHT DRAFT IN THE FORM OF EXHIBIT A ANNEXED HERETO APPROPRIATELY COMPLETED, STATING ON ITS FACE "DRAWN UNDER IRREVOCABLE LETTER OF CREDIT NO. S029798 DATED JUNE 27, 1996 ACCOMPANIED BY A COMPLETED CERTIFICATE SIGNED BY THE BENEFICIARY IN THE FORM OF EXHIBIT B ANNEXED HERETO (SUCH DRAFT ACCOMPANIED BY SUCH CERTIFICATE REFERRED TO AS
YOUR DRAFT"). THE DELIVERY OF THE CERTIFICATE IN ACCORDANCE WITH THE FOREGOING PROVISIONS SHALL BE CONCLUSIVE AS TO ALL MATTERS THEREIN FOR THE PURPOSE OF OUR OBLIGATION TO HONOR A DRAFT UNDER THIS LETTER OF CREDIT. PARTIAL DRAWINGS ARE PERMITTED IN THE AMOUNT CERTIFIED. THE ORIGINAL LETTER OF CREDIT WILL BE ENDORSED ON THE REVERSE AND RETURNED WITH THE PROCEEDS ON ANY DRAFT WHICH DOES NOT EXHAUST THE TOTAL AVAILABLE AMOUNT OF THE CREDIT.

3. WE HEREBY ENGAGE WITH THE BENEFICIARY THAT THE DRAFTS PRESENTED IN CONFORMITY WITH THE TERMS OF THIS IRREVOCABLE LETTER OF CREDIT WILL BE DULY HONORED BY US IF PRESENTED ON OR BEFORE THE EXPIRATION DATE.

IN THE EVENT THE LETTER OF CREDIT IS TRANSFERRED THE BENEFICIARY AT THE TIME OF TRANSFER MUST SUBMIT TO EUROPEAN AMERICAN BANK A STATEMENT DULY SIGNED BY AN AUTHORIZED INDIVIDUAL ADVISING EUROPEAN AMERICAN BANK OF THE NEW BENEFICIARY'S NAME.

4. THIS IRREVOCABLE LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 NO. 500).


VERY TRULY YOURS

EUROPEAN AMERICAN BANK

BY:
NAME
TITLE


/s/ Susan J. Lo Franco
   Asst. Treasurer

/s/ Micheline Woolley
   Asst. Treasurer




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       This forms an Integral part of Letter of Credit No. S029798


                              EXHIBIT A
                              ---------

     Draft under Irrevocable Letter of Credit No. S029798

Pay to the order of ourselves the aggregate amount of _____________ and __________/100 dollars (USD_______).
This draft is drawn under Irrevocable Letter of Credit No. S029798 dated June 27, 1996, issued for the account of Trust U/W W. Palmer Dixon.

Dated:________________

Drawn on:  European American Bank
           EAB Plaza, Uniondale,
           New York

                                     By:___________________
                                        Name:
                                        Title:


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       This forms an Integral part of Letter of Credit No. S029798


                              EXHIBIT B
                              ---------



To: EUROPEAN AMERICAN BANK


The undersigned, __________________________ (the "Beneficiary") hereby certifies, with reference to European American Bank irrevocable letter of credit no. S029798 (the "Letter of Credit" the terms defined therein and not otherwise defined herein being used herein as therein defined), that:

The amount of our draft accompanying this certificate, to wit:
USD__________________, is now due and owing to the beneficiary from Puro Water Group, Inc. under that certain negotiable promissory note dated June 27, 1996 payable to the order of the beneficiary.

Dated:_______________________, 19__

                                     By:_____________________
                                        Title